united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

(Address of principal executive offices) (Zip code)

Kevin Wolf, Gemini Fund Services, LLC

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 12/31/20

Item 1. Reports to Stockholders.

Al Frank
MUTUAL FUNDS

2020
Annual Report

AL FRANK FUND

Dear Shareholders,

Despite dismal news on the coronavirus front with record diagnoses, hospitalizations and deaths in California and other states, not to mention new worries about COVID-19 variants making their way across the globe and various governments around the world pondering/enacting new lockdowns, 2020 ended on a high note for the equity markets. A sensational last two months propelled the major market averages well into the green, even as the Value benchmarks, on a relative basis, struggled last year, with the Russell 3000 Value index (“R3KV”) gaining just 2.9% and many inexpensively priced stocks ending the year in the red.

Of course, the Value indexes led the performance charge since July 9, 2020, with the R3KV rising 25.5% from that date through the end of 2020, compared to a 23.2% advance for the Russell 3000 index and 20.1% for the S&P 500 index. To be sure, returns for those two general market indexes beat those of the R3KV for the full year, but given that the average stock was down well more than 40% at the depths back in March, we must be impressed by the remarkable rebound, especially as the returns for the Al Frank Fund (the “Fund”) for all of 2020 were much better than those of the R3KV.

Al Frank Fund Average Annual Total Return as of 12/31/2020

	Al Frank Fund	Al Frank Fund	Russell 3000	Russell 3000®	S&P 500®
	Investor Class *	Advisor Class**	Value Index	Index	Index
1 year	9.96%	10.24%	2.87%	20.89%	18.40%
5 years	11.55%	11.82%	9.74%	15.43%	15.22%
10 years	10.09%	10.36%	10.36%	13.79%	13.88%
Since Inception 1.2.98	10.16%		7.26%	8.29%	8.06%
Since Inception 4.30.06		6.62%	6.84%	9.75%	9.70%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that the investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data for the most recent month-end is available at www.alfrankfunds.com. The Fund’s total annual operating expenses are 1.63% for the Investor Class and 1.38% for the Advisor Class, respectively, per the May 1, 2020 prospectus. Pursuant to an operating expense limitation agreement between Kovitz Investment Group Partners, LLC (the

2175-NLD-2/10/2021

“Adviser”) and the Fund, the Adviser has agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Fund Operating Expenses for the Fund do not exceed 1.49% and 1.24% of the Fund’s average net assets, for Investor Class and Advisor Class shares, respectively, through April 30, 2021.

Returns reflect the reinvestment of dividends and capital gains. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graphs above do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 60 days or less. If it did, returns would be reduced.

*	Commencement of operations 01/02/1998

**	Commencement of operations 04/30/2006

After a very good absolute return year in 2019, Q1 2020 was awful, as COVID-19 spread across the globe, forcing social distancing and sheltering-in-place edicts that led to world-wide economic downturns of epic proportions. Of course, Washington and Central Banks around the world were quick to provide massive stimulus to help limit the magnitude of the resulting recessions and keep the financial markets functioning, while equities again proved in Q2 2020, Q3 2020 and Q4 2020 why time in the market trumps market timing. Indeed, stocks posted massive gains in Q2, while the rebound continued in Q3 and accelerated in Q4 as coronavirus vaccines were approved.

The following attribution analysis illustrates some of the reasons why the Fund performed as it did during 2020 relative to the broad-market Russell 3000 benchmark. The Fund was aided by favorable stock selection in the Industrials, Materials and Real Estate Sectors, while selection in the Information Technology, Consumer Discretionary, Health Care, Consumer Staples and Communication Services Sectors was a drag on our relative performance. Our modest allocation to Cash hurt relative performance, but we benefitted from an overweight allocation to Industrials, as well as our underweight allocation to Information Technology and Utilities. The Fund’s selection of large-cap stocks negatively impacted relative performance during the period.

Looking at specific stocks, Royal Caribbean Cruises, Delta Airlines, SFL Corp, Tapestry and Goodyear Tire were the biggest negative contributors to total return on an absolute basis. Those that had the greatest positive impact on the portfolio during the year were Apple, Qualcomm, Deere & Co, Cohu and Lam Research.

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Company Name		% Net Assets	Sector	% Net Assets	Market Cap	% Net Assets
Ticker	Name	Pct Net Assets	Sector	Pct Net Assets	Cap Class	Pct Net Assets
DIS	Walt Disney Co	2.8%	Information Technology	24.0%	Micro	0.0%
AAPL	Apple Inc	2.6%	Financials	15.8%	Small	2.5%
JPM	JPMorgan Chase & Co	2.4%	Industrials	13.4%	Medium	13.5%
QCOM	Qualcomm Inc	2.4%	Health Care	11.3%	Large	30.5%
MSFT	Microsoft Corp	2.2%	Consumer Discretionary	10.7%	Giant	53.5%
CAT	Caterpillar Inc	2.0%	Communication Services	8.0%
GOOG	Alphabet Inc	2.0%	Materials	5.7%
STX	Seagate Technology PLC	1.9%	Consumer Staples	4.9%
NSC	Norfolk Southern Corp	1.8%	Real Estate	3.7%
COF	Capital One Financial Corp	1.8%	Energy	2.0%
			Utilities	0.5%

No doubt, the speed and magnitude of the U.S. equity recovery in the face of a global pandemic, the worst economic downturn since the Great Depression, disconcerting social unrest and a divisive election have many questioning the durability of the rally. We, too, have concern about the incredibly frothy investor appetite for initial public offerings, special purpose acquisition vehicles (SPAV) and profit-/sales-challenged tech stocks, but these are not the companies in which we are invested. Indeed, the respective forward P/E ratio and dividend yield on the Fund stand at 15.9 and 2.3%, compared to 22.9 and 1.6% for the S&P 500, providing ample room, in our view, for additional capital appreciation for the stocks we favor before we would even begin to find them fairly valued.

Certainly, stock prices do not always appreciate, and the new year has already had its share of drama, while we always remember that history shows that 5% pullbacks happen three times a year on average and 10% corrections take place every 0.9 years. So, we are always braced for the inevitable trips south, but we cannot ignore the strong likelihood of much better news on the health front as we move through 2021, with the Oxford/AstraZeneca vaccine the latest to gain regulatory approval, joining those from Pfizer/BioNTech and Moderna in offering a light at the end of the COVID-19 tunnel.

Further, the latest forecast from the Federal Reserve for U.S. GDP growth this year was boosted to 4.2% in December, even as Jerome H. Powell & Co. also indicated that the Fed will likely leave interest rates near zero through the end of 2023. Meanwhile, Washington approved another round of economic assistance in December, while President Biden has proposed an additional $1.9 trillion stimulus package, both of which will provide additional support to Standard & Poor’s present projection for bottom-up operating earnings per share for the S&P 500 to jump to $167.01 in 2021, up from $122.56 in 2020.

2175-NLD-2/10/2021

There is no guarantee that equities will offer rewards this year, but we think stocks remain very attractive from an income perspective, with yields on fixed income instruments still residing near all-time lows and $4.3 trillion parked in near-zero-yielding money market funds, not to mention some $18 trillion invested in negative-yielding global government debt.

In addition, we like that Value has outperformed Growth following economic recessions, when there is a “D” in the Oval Office and when Congress is Democratically controlled, and in the first year of the Presidency. We also note that Value has done well both concurrent with and subsequent to increases in interest rates and inflation rates.

True, we are usually optimistic, but after the trauma of 2020, we like the C.S. Lewis quotation, “There are far better things ahead than any we leave behind.”

In Conclusion

We know that we will not always be able to outperform the benchmarks in the short run, especially as our focus is always on the long-term prospects of the funds and the stocks contained therein. As such, we remain pleased with our long-term performance comparisons. For example, as of 12/31/20, the Al Frank Fund – Investor Class (VALUX) has enjoyed a 10.16% annualized rate of return since its inception on January 2, 1998, compared to an 8.29% annualized return for the Russell 3000® Index and an 8.06% annualized return for the S&P 500® Index over the same period. The Russell 3000 Value index had a return of 7.26% over the same time span.

We remain comfortable with our basic risk mitigation tools of patiently buying and seeking to harvest a broadly diversified portfolio of undervalued stocks, generally of dividend-paying companies, while modestly ebbing and flowing our cash position. True, we would love to avoid the next big downturn, but we know that more money has been lost in anticipation of a correction than has been lost in the corrections themselves. Only by accepting that these events are a normal part of the process can we seek to achieve overall long-term returns that assist investors in meeting their financial goals.

2175-NLD-2/10/2021

**********

We pride ourselves on our educational heritage and we are always striving to keep shareholders and prospective shareholders abreast of our thinking. While many are receiving our philosophical musings via their subscriptions to The Prudent Speculator newsletter, we encourage those who are not subscribers to e-mail us at info@theprudentspeculator.com for additional information and to sign up for our free electronic offerings.

All of us at Kovitz thank you for your continued loyalty and patronage. We appreciate the faith you have shown in us, and Jason and I are proud to say that we continue to invest our own money right alongside our shareholders in our Fund.

Sincerely,

John Buckingham & Jason Clark

2175-NLD-2/10/2021

Al Frank Fund

PORTFOLIO REVIEW (Unaudited)

December 31, 2020

The Fund’s performance figures* for the periods ended December 31, 2020, compared to its benchmark:

		Annualized
				Since Inception	Since Inception
	One Year	Five Year	Ten Year	(1/2/98)	(4/30/06)
Al Frank Fund - Investor Class**	9.96%	11.55%	10.09%	10.16%	N/A
Al Frank Fund - Advisor Class***	10.24%	11.82%	10.36%	N/A	6.62%
S&P 500® Total Return Index****	18.40%	15.22%	13.88%	8.06%	9.70%
Russell 3000® Total Return Index*****	20.89%	15.43%	13.79%	8.29%	9.75%

Comparison of the Change in Value of a $10,000 Investment

Returns reflect the reinvestment of dividends and capital gains. Fee waivers are in effect. In the absence of fee waivers, returns would have been reduced. The performance data and graphs above do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 60 days or less. If it did, returns would have been reduced.

*	Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data for the most recent month-end is available at www.alfrankfunds.com. The Fund’s total annual operating expenses are 1.63% for the Investor Class and 1.38% for the Advisor Class, respectively, per the May 1, 2020 prospectus. After fee waivers, the Fund’s total annual operating expenses are 1.49% for the Investor Class and 1.24% for the Advisor Class, respectively.

**	Commencement of operations on January 2, 1998.

***	Commencement of operations on April 30, 2006.

****	The S&P Total Return 500® Index is a broad based unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic market. You cannot invest directly in an index.

*****	The Russell 3000® Total Return Index measures the performance of the largest 3,000 U.S. companies determined by total market capitalization. You cannot invest directly in an index.

Holdings By Asset Class as of December 31, 2020	% of Net Assets
Information Technology	23.45%
Financials	15.47%
Industrials	13.07%
Health Care	11.05%
Consumer Discretionary	10.49%
Communication Services	7.83%
Materials	5.55%
Consumer Staples	4.82%
Real Estate	3.63%
Energy	2.00%
Utilities	0.45%
Other, Cash & Cash Equivalents	2.19%
100.00%

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Al Frank Fund
SCHEDULE OF INVESTMENTS at December 31, 2020

Shares		Value
	COMMON STOCKS - 97.81%
	COMMUNICATION SERVICES - 7.83%
	Cable & Satellite - 1.47%
20,000	Comcast Corporation - Class A	$1,048,000

	Entertainment Content - 2.80%
11,000	Walt Disney Company (The) (a)	1,992,980

	Internet Media & Services - 1.97%
800	Alphabet, Inc. - Class C (a)	1,401,504

	Telecommunications - 1.59%
17,000	AT&T, Inc.	488,920
11,000	Verizon Commnunications, Inc.	646,250
		1,135,170
	Total Communication Services (Cost $2,302,192)	5,577,654

	CONSUMER DISCRETIONARY - 10.49%
	Automotive - 1.32%
22,500	General Motors Company	936,900

	Home & Office Products - 1.39%
5,500	Whirlpool Corporation	992,695

	Home Construction - 1.74%
25,500	MDC Holdings, Inc.	1,239,300

	Leisure Facilities & Services - 1.05%
10,000	Royal Caribbean Cruises Ltd.	746,900

	Retail - 4.99%
20,000	Foot Locker, Inc.	808,800
18,500	Kohl’s Corporation	752,765
30,000	Nordstrom, Inc.	936,300
6,000	Target Corporation	1,059,180
		3,557,045
	Total Consumer Discretionary (Cost $3,870,283)	7,472,840

	CONSUMER STAPLES - 4.82%
	Food - 0.99%
11,000	Tyson Foods, Inc. - Class A	708,840

	Retail - 2.41%
20,000	Kroger Company (The)	635,200
7,500	Wal-Mart, Inc.	1,081,125
		1,716,325
	Wholesale - 1.42%
20,000	Archer-Daniels-Midland Company	1,008,200
	Total Consumer Staples (Cost $1,417,070)	3,433,365

See accompanying notes to financial statements.

Al Frank Fund
SCHEDULE OF INVESTMENTS at December 31, 2020 (Continued)

Shares		Value
	ENERGY - 2.00%
	Oil & Gas Producers - 1.49%
11,500	Exxon Mobil Corporation	$474,030
14,000	Total SE - ADR (b)	586,740
		1,060,770
	Transportation & Logistics - 0.51%
58,000	SFL Corporation Ltd.	364,240
	Total Energy (Cost $1,896,985)	1,425,010

	FINANCIALS - 15.47%
	Banks - 9.56%
30,000	Bank of America Corporation	909,300
30,000	Fifth Third Bancorp	827,100
13,500	JPMorgan Chase & Company	1,715,445
60,000	Old National Bancorp	993,600
7,500	PNC Financial Services Group, Inc. (The)	1,117,500
26,000	Truist Financial Corporation	1,246,180
		6,809,125
	Institutional Financial Services - 1.66%
4,500	Goldman Sachs Group, Inc. (The)	1,186,695

	Insurance - 2.45%
18,000	MetLife, Inc.	845,100
11,500	Prudential Financial, Inc.	897,805
		1,742,905
	Specialty Finance - 1.80%
13,000	Capital One Financial Corporation	1,285,050
	Total Financials (Cost $5,918,652)	11,023,775

	HEALTH CARE - 11.05%
	Biotechnology & Pharmaceuticals - 6.03%
5,500	Amgen, Inc.	1,264,560
2,500	Biogen, Inc. (a)	612,150
7,500	Johnson & Johnson	1,180,350
8,000	Merck & Company, Inc.	654,400
15,000	Pfizer, Inc.	552,150
1,861	Viatris, Inc. (a)	34,875
		4,298,485
	Health Care Facilities & Services - 1.48%
11,200	Cardinal Health, Inc.	599,872
6,702	CVS Health Corporation	457,747
1	Encompass Health Corporation	83
		1,057,702
	Medical Equipment & Devices - 3.54%
8,500	Abbott Laboratories	930,665
7,000	Medtronic PLC	819,980
5,000	Zimmer Biomet Holdings, Inc.	770,450
		2,521,095
	Total Health Care (Cost $5,234,101)	7,877,282

See accompanying notes to financial statements.

Al Frank Fund
SCHEDULE OF INVESTMENTS at December 31, 2020 (Continued)

Shares		Value
	INDUSTRIALS - 13.07%
	Aerospace & Defense - 0.62%
1,250	Lockheed Martin Corporation	$443,725

	Commercial Support Services - 1.52%
12,000	ManpowerGroup, Inc.	1,082,160

	Diversified Industrials - 1.77%
10,500	Eaton Corporation PLC	1,261,470

	Electrical Equipment - 0.80%
4,700	Acuity Brands, Inc.	569,123

	Machinery - 3.45%
8,000	Caterpillar, Inc.	1,456,160
3,734	Deere & Company	1,004,633
		2,460,793
	Transportation & Logistics - 3.47%
4,500	FedEx Corporation	1,168,290
5,500	Norfolk Southern Corporation	1,306,855
		2,475,145
	Transportation Equipment - 1.44%
4,500	Cummins, Inc.	1,021,950
	Total Industrials (Cost $4,420,558)	9,314,366

	INFORMATION TECHNOLOGY - 23.45%
	Semiconductors - 6.61%
25,000	Cohu, Inc.	954,500
18,000	Intel Corporation	896,760
2,500	Lam Research Corporation	1,180,675
11,000	QUALCOMM, Inc.	1,675,740
		4,707,675
	Software - 5.01%
7,000	Microsoft Corporation	1,556,940
36,000	NortonLifeLock, Inc.	748,080
19,500	Oracle Corporation	1,261,455
		3,566,475
	Technology Hardware - 10.58%
14,000	Apple, Inc.	1,857,660
15,500	Benchmark Electronics, Inc.	418,655
18,000	Cisco Systems, Inc.	805,500
35,000	Corning, Inc.	1,260,000
10,000	Jabil, Inc.	425,300
30,000	Juniper Networks, Inc.	675,300
11,000	NetApp, Inc.	728,640
22,000	Seagate Technology PLC	1,367,520
		7,538,575

See accompanying notes to financial statements.

Al Frank Fund
SCHEDULE OF INVESTMENTS at December 31, 2020 (Continued)

Shares		Value
	INFORMATION TECHNOLOGY - 23.45% (Continued)
	Technology Services - 1.25%
7,100	International Business Machines Corporation	$893,748
	Total Information Technology (Cost $6,521,790)	16,706,473

	MATERIALS - 5.55%
	Chemicals - 3.03%
8,000	Albemarle Corporation	1,180,160
7,500	Celanese Corporation - Class A	974,550
		2,154,710
	Containers & Packaging - 1.43%
20,500	International Paper Company	1,019,260

	Metals & Mining - 1.09%
13,000	Newmont Corporation	778,570
	Total Materials (Cost $2,064,223)	3,952,540

	REAL ESTATE - 3.63%
	Real Estate Investment Trusts (REITS) - 3.63%
7,000	Digital Realty Trust, Inc.	976,570
60,000	Kimco Realty Corporation	900,600
40,000	Physicians Realty Trust	712,000
	Total Real Estate (Cost $2,190,165)	2,589,170

	UTILITIES - 0.45%
	Electric - 0.45%
4,000	Pinnacle West Capital Corp.	319,800
	Total Utilities (Cost $321,726)	319,800

	TOTAL COMMON STOCKS (Cost $36,157,745)	69,692,275

	SHORT-TERM INVESTMENT - 2.20%
	Money Market Fund - 2.20%
1,569,443	Fidelity Investments Money Market Funds - Government Portfolio - Class I, to yield 0.01% (c)	1,569,443
	TOTAL SHORT-TERM INVESTMENT (Cost $1,569,443)	1,569,443

	Total Investments (Cost $37,727,188) - 100.01%	$71,261,718
	Liabilities in Excess of Other Assets - (0.01)%	(9,645)
	NET ASSETS - 100.00%	$71,252,073

ADR - American Depositary Receipt

PLC - Public Limited Company

(a)	Non-income producing security.

(b)	U.S. traded security of a foreign issuer.

(c)	Rate shown is the 7-day annualized yield as of December 31, 2020.

See accompanying notes to financial statements.

Al Frank Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

ASSETS
Investment securities:
At cost	$37,727,188
At value	$71,261,718
Receivable for Fund shares sold	66
Dividends and interest receivable	71,968
Prepaid expenses & other assets	24,823
TOTAL ASSETS	71,358,575

LIABILITIES
Payable for Fund shares redeemed	5,878
Investment advisory fees payable	53,967
Distribution (12b-1) fees payable	13,297
Payable to Related Parties	14,529
Accrued expenses and other liabilities	18,831
TOTAL LIABILITIES	106,502
NET ASSETS	$71,252,073

Net Assets Consist Of:
Paid in capital	$37,119,105
Accumulated earnings	34,132,968
NET ASSETS	$71,252,073

Net Asset Value Per Share:
Investor Class Shares:
Net Assets	$65,935,738
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	2,651,045
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$24.87

Advisor Class Shares:
Net Assets	$5,316,335
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	213,300
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$24.92

(a)	Redemptions of shares held 60 days or less may be assessed a redemption fee of 2.00%.

See accompanying notes to financial statements.

Al Frank Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends *	$2,160,659
Interest	4,401
TOTAL INVESTMENT INCOME	2,165,060

EXPENSES
Investment advisory fees	638,862
Distribution (12b-1) fees:
Investor Class	148,128
Administration fees	41,278
Transfer agent fees	45,116
Fund accounting fees	30,901
Trustees’ fees	25,087
Shareholder reporting expense	20,368
Legal fees	22,180
Audit fees	14,995
Compliance officer fees	21,032
Registration fees	33,053
Third party administrative servicing fees	7,938
Custody fees	4,280
Insurance expense	4,999
Other expenses	1,839
TOTAL EXPENSES	1,060,056

Less: Fees waived by the Adviser	(120,036)

NET EXPENSES	940,020
NET INVESTMENT INCOME	1,225,040

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments	2,751,840
Net change in unrealized appreciation on investments	696,065

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	3,447,905

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,672,945

*	Includes withholding tax of $9,234.

See accompanying notes to financial statements.

Al Frank Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	December 31, 2020	December 31, 2019

FROM OPERATIONS
Net investment income	$1,225,040	$1,001,758
Net realized gain from investments	2,751,840	5,618,905
Net change in unrealized appreciation on investments	696,065	10,840,477
Net increase in net assets resulting from operations	4,672,945	17,461,140

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid
Investor Class	(4,312,082)	(5,046,464)
Advisor Class	(360,213)	(371,762)
Net decrease in net assets from distributions to shareholders	(4,672,295)	(5,418,226)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Investor Class	980,140	1,304,744
Advisor Class	871,672	209,574
Net asset value of shares issued in reinvestment of distributions
Investor Class	4,219,822	4,922,425
Advisor Class	355,869	369,000
Payments for shares redeemed
Investor Class	(11,912,286)	(13,102,404)
Advisor Class	(1,240,401)	(1,176,902)
Redemption fee proceeds
Investor Class	246	89
Advisor Class	19	6
Net decrease in net assets from shares of beneficial interest	(6,724,919)	(7,473,468)

TOTAL INCREASE/(DECREASE) IN NET ASSETS	(6,724,269)	4,569,446

NET ASSETS
Beginning of Year	77,976,342	73,406,896
End of Year	$71,252,073	$77,976,342

See accompanying notes to financial statements.

Al Frank Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
SHARE ACTIVITY - INVESTOR CLASS
Shares sold	45,937	57,215
Shares reinvested	171,120	208,843
Shares redeemed	(571,389)	(560,016)
Net decrease in shares of beneficial interest outstanding	(354,332)	(293,958)

SHARE ACTIVITY - ADVISOR CLASS
Shares sold	40,024	9,334
Shares reinvested	14,402	15,629
Shares redeemed	(58,442)	(50,147)
Net decrease in shares of beneficial interest outstanding	(4,016)	(25,184)

See accompanying notes to financial statements.

Al Frank Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Investor Class
	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	December 31,		December 31,		December 31,		December 31,	December 31,
	2020		2019		2018		2017	2016
Net asset value, beginning of year	$24.19		$20.72		$24.79		$23.27	$21.13
Activity from investment operations:
Net investment income (1)	0.42		0.30		0.25		0.32	0.29
Net realized and unrealized gain/(loss) on investments	1.99		4.93		(2.16)		3.79	3.03
Total from investment operations	2.41		5.23		(1.91)		4.11	3.32
Less distributions from:
Net investment income	(0.44)		(0.31)		(0.25)		(0.31)	(0.30)
Net realized gain on investments	(1.29)		(1.45)		(1.91)		(2.28)	(0.88)
Total distributions	(1.73)		(1.76)		(2.16)		(2.59)	(1.18)
Paid in capital from redemption fees (1)(4)	0.00		0.00		0.00		0.00	0.00
Net asset value, end of year	$24.87		$24.19		$20.72		$24.79	$23.27
Total return (2)	10.01	% (5)	25.47	% (5)	(8.10	)% (5)	17.76%	15.62%
Net assets, at end of year (000s)	$65,936		$72,709		$68,373		$83,611	$69,119
Ratio of gross expenses to average net assets (3)	1.68%		1.63%		1.64%		1.61%	1.64%
Ratio of net expenses to average net assets	1.49%		1.49%		1.49%		1.50%	1.51%
Ratio of net investment income to average net assets	1.90%		1.29%		0.98%		1.28%	1.33%
Portfolio turnover rate	3.72%		1.78%		16.28%		22.16%	7.99%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable redemption fees. Had the Adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(4)	Amount represents less than $0.005 per share.

(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

Al Frank Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Advisor Class
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$24.24	$20.76	$24.83	$23.30	$21.16
Activity from investment operations:
Net investment income (1)	0.46	0.36	0.31	0.38	0.35
Net realized and unrealized gain/(loss) on investments	2.01	4.94	(2.15)	3.80	3.03
Total from investment operations	2.47	5.30	(1.84)	4.18	3.38
Less distributions from:
Net investment income	(0.50)	(0.37)	(0.32)	(0.37)	(0.36)
Net realized gain on investments	(1.29)	(1.45)	(1.91)	(2.28)	(0.88)
Total distributions	(1.79)	(1.82)	(2.23)	(2.65)	(1.24)
Paid in capital from redemption fees (1)(4)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$24.92	$24.24	$20.76	$24.83	$23.30
Total return (2)	10.24%	25.78%	(7.83)%	18.05%	15.87%
Net assets, at end of year (000s)	$5,316	$5,267	$5,033	$6,376	$2,673
Ratio of gross expenses to average net assets (3)	1.43%	1.38%	1.39%	1.36%	1.39%
Ratio of net expenses to average net assets	1.24%	1.24%	1.24%	1.25%	1.26%
Ratio of net investment income to average net assets	2.09%	1.54%	1.23%	1.52%	1.59%
Portfolio turnover rate	3.72%	1.78%	16.28%	22.16%	7.99%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable redemption fees. Had the Adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(4)	Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

Al Frank Fund
NOTES TO FINANCIAL STATEMENTS at December 31, 2020

NOTE 1 - ORGANIZATION

The Al Frank Fund (the “Fund”) is a diversified series of Northern Lights Fund Trust II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The investment objective of the Al Frank Fund is long-term capital appreciation. The Al Frank Fund Investor and Advisor Classes commenced operations on January 2, 1998, and April 30, 2006, respectively.

Advisor Class Shares are offered primarily to qualified registered investment advisers, financial advisors and investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Advisor Class Shares may be purchased through certain financial intermediaries and mutual fund supermarkets that charge their customers transaction or other fees with respect to their customers’ investment in the Fund. The Fund may also be purchased by qualified investors directly through the Fund’s Transfer Agent. Wrap account programs established with broker-dealers or financial intermediaries may purchase Advisor Class Shares only if the program for which the shares are being acquired will not require the Fund to pay any type of distribution or administration payment to any third-party. A registered investment advisor may aggregate all client accounts investing in the Fund to meet the Advisor Class Shares investment minimum.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update “ASU” 2013-08.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.

B.	Federal Income Taxes: It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for Federal income taxes has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2017 to December 31, 2019, or expected to be taken in the Fund’s December 31, 2020 year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Ohio. For the years ended December 31, 2017 through December 31, 2018, the Fund’s jurisdictions included the state of Nebraska. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.	Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund’s shares based upon their relative net assets on the date income is earned or expenses, realized and unrealized

Al Frank Fund
NOTES TO FINANCIAL STATEMENTS at December 31, 2020 (Continued)

gains and losses are incurred. The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.	Redemption Fees: The Fund charges a 2% redemption fee to shareholders who redeem shares held for 60 days or less. Such fees are retained by the Fund and accounted for as an addition to paid-in capital. For the year ended December 31, 2020, the Al Frank Fund assessed $265 in redemption fees.

E.	Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative size of the fund in the Trust.

F.	Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

NOTE 3 - SECURITIES VALUATION

Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Investments in open-end investment companies are valued at net asset value. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair valuation committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument, factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading, (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but

Al Frank Fund
NOTES TO FINANCIAL STATEMENTS at December 31, 2020 (Continued)

prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure fair value of all of their investments on a recurring basis. GAAP establishes the hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2020 for the Fund’s assets measured at fair value:

Al Frank Fund
NOTES TO FINANCIAL STATEMENTS at December 31, 2020 (Continued)

Al Frank Fund
Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$5,577,654	$—	$—	$5,577,654
Consumer Discretionary	7,472,840	—	—	7,472,840
Consumer Staples	3,433,365	—	—	3,433,365
Energy	1,425,010	—	—	1,425,010
Financials	11,023,775	—	—	11,023,775
Health Care	7,877,282	—	—	7,877,282
Industrials	9,314,366	—	—	9,314,366
Information Technology	16,706,473	—	—	16,706,473
Materials	3,952,540	—	—	3,952,540
Real Estate	2,589,170	—	—	2,589,170
Utilities	319,800	—	—	319,800
Total Common Stocks	69,692,275	—	—	69,692,275
Short-Term Investment
Money Market Fund	1,569,443	—	—	1,569,443
Total Short-Term Investment	1,569,443	—	—	1,569,443
Total Investments	$71,261,718	$—	$—	$71,261,718

There were no Level 3 securities held in the Fund during the year ended December 31, 2020.

NOTE 4 - INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Kovitz Investment Group Partners, LLC serves as the Fund’s investment adviser (the “Adviser”).

Pursuant to an investment advisory agreement with the Fund (the “Advisory Agreement”), the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets (“Advisory Fees”).

For the year ended December 31, 2020, the Adviser earned $638,862 in Advisory Fees.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until April 30, 2022, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs, (such as interest and dividend expense on securities sold short) taxes and extraordinary expenses such as litigation) do not exceed 1.49% and 1.24% of the Fund’s average net assets for Investor Class and Advisor Class shares, respectively. Any such reduction made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years only if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) would not cause the Fund to exceed the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower. The Adviser is permitted to receive reimbursement from the Fund for fees it waived and Fund expenses it paid only if reimbursement is made within three years from the date the fees and expenses were initially waived or reimbursed. Any such reimbursement is also contingent upon the Board’s review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended December 31, 2020, the Adviser waived its fees in the amount of $120,036.

Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

12/31/2021	12/31/2022	12/31/2023
$133,701	$105,460	$120,036

Al Frank Fund
NOTES TO FINANCIAL STATEMENTS at December 31, 2020 (Continued)

During the year ended December 31, 2020, $85,266 of previously waived fees expired unrecouped.

Distributor- The distributor for the Fund is Northern Lights Distributors LLC (the “Distributor”) and acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Board has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for Investor Class shares (the “Investor Class Plan”) pursuant to Rule 12b-1 under the 1940 Act to pay for ongoing distribution-related activities or shareholder services. Under the Investor Class Plan, the Fund is permitted to pay a fee at an annual rate of 0.25% of the average daily net assets of the Fund’s Investor Class shares. The Fund pays the Distributor to provide compensation for ongoing distribution -related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. For the year ended December 31, 2020, the Al Frank Fund Investor Class shares incurred 12b-1 fees of $148,128. For the year ended December 31, 2020, the Al Frank Fund Investor Class shares paid the Distributor underwriting fees of $0.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2020, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, for the Fund was $2,333,979 and $12,638,730, respectively.

NOTE 6 - AGGREGATE UNREALIZED APPRECIATION & DEPRECIATION – TAX BASIS

Cost for Federal Tax purposes	$37,667,470

Unrealized Appreciation	$34,535,047
Unrealized Depreciation	(940,799)
Tax Net Unrealized Appreciation	$33,594,248

NOTE 7 – DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of portfolio distributions paid for the following years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2020	December 31, 2019
Ordinary Income	$1,350,709	$965,823
Long-Term Capital Gain	3,321,586	4,452,403
	$4,672,295	$5,418,226

Al Frank Fund
NOTES TO FINANCIAL STATEMENTS at December 31, 2020 (Continued)

As of December 31, 2020, the components of accumulated earnings on a tax basis were as follows:

Undistributed	Undistributed		Capital Loss	Other		Total
Ordinary	Long-Term	Post	Carry	Book/Tax	Unrealized	Accumulated
Income	Gains	October Loss	Forwards	Differences	Appreciation	Earnings
$17,950	$520,770	$—	$—	$—	$33,594,248	$34,132,968

The difference between book basis and tax basis undistributed net investment income and other book/tax adjustments is primarily attributable to the adjustments for accrued dividends payable.

NOTE 8 – SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust II

and the Shareholders of Al Frank Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Al Frank Fund, a series of shares of beneficial interest in Northern Lights Fund Trust II (the “Fund”), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Northern Lights Fund Trust II since 2012.

Philadelphia, Pennsylvania

February 26, 2021

Al Frank Fund
EXPENSE EXAMPLES at December 31, 2020 (Unaudited)

Generally, shareholders of mutual funds incur two types of costs: (1) transaction costs, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested in both the Investor Class and the Advisor Class at the beginning of the period and held for the entire period (7/1/20 – 12/31/20).

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.49% and 1.24% per the operating expenses limitation agreement for the Al Frank Fund Investor Class and Advisor Class, respectively. Although the Fund does not charge a sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by Gemini Fund Services, LLC, the Funds’ transfer agent. The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund’s and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees, or exchange fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

				Expenses Paid	Expense Ratio
		Beginning Account	Ending Account	During Period *	During Period **
Actual		Value 7/1/2020	Value 12/31/2020	7/1/20-12/31/20	7/1/20-12/31/20
Al Frank Fund
	Investor Class	$1,000.00	$1,292.40	$8.59	1.49%
	Advisor Class	1,000.00	1,294.00	7.15	1.24%

Hypothetical (5% return before Expenses)
Al Frank Fund
	Investor Class	$1,000.00	$1,017.65	$7.56	1.49%
	Advisor Class	1,000.00	1,018.90	6.29	1.24%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (366).

**	Annualized

Al Frank Fund
SUPPLEMENTAL INFORMATION at December 31, 2020 (Unaudited)

FACTORS CONSIDERED BY THE TRUSTEES IN THE APPROVAL OF AN INVESTMENT ADVISORY AGREEMENT

At a meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on October 14, 2020, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the approval of the renewal of the advisory agreement between Kovitz Investment Group Partners, LLC (“Kovitz”) and the Trust on behalf of the Al Frank Fund (the “Kovitz Advisory Agreement”)

Based on their evaluation of the information provided by Kovitz, in conjunction with the Al Frank Fund’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the Advisory Agreement with respect to the Al Frank Fund.

In advance of the Meeting, the Board requested and received materials to assist them in considering the Kovitz Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the Kovitz Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the continuation of the Kovitz Advisory Agreement and comparative information relating to the advisory fee and other expenses of the AL Frank Fund. The materials also included due diligence materials relating to Kovitz (including due diligence questionnaires completed by Kovitz, select financial information of Kovitz, bibliographic information regarding Kovitz’s key management and investment advisory personnel, and comparative fee information relating to the Fund) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the approval of the renewal of the Kovitz Advisory Agreements with respect to the AL Frank Fund. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Kovitz Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Kovitz Advisory Agreement. In considering the approval of the Kovitz Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. The Board reviewed materials provided by Kovitz related to the proposed renewal of the Kovitz Advisory Agreement, including its Form ADV and related schedules, a description of the manner in which investment decisions were made and executed, a review of the personnel performing services for the Al Frank Fund, including the individuals that primarily monitor and execute the investment process. The Board discussed the extent of the research capabilities, the quality of Kovitz’s compliance infrastructure and the experience of its investment advisory personnel. The Board noted that Kovitz was an experienced investment adviser with seasoned senior management and that the performance of the Al Frank Fund supported the quality and experience of the staff. Additionally, the Board received satisfactory responses from the representatives of Kovitz with respect to a series of important questions, including: whether Kovitz was involved in any lawsuits or pending regulatory actions; whether the advisory services provided to its other accounts would conflict with the advisory services provided to the Al Frank Fund; whether there were procedures in place to adequately allocate trades among its respective clients; and whether Kovitz’s CCO had processes in place to review the portfolio managers’ performance of their duties to ensure compliance under Kovitz’s compliance program. The Board reviewed the information provided on the practices for monitoring compliance with the Al Frank Fund’s investment limitations and discussed Kovitz’s compliance program with the CCO of the Trust. The Board noted that the CCO of the Trust continued to represent that Kovitz’s policies and procedures were reasonably designed to prevent violations of applicable federal securities laws. The Board also noted Kovitz’s representation that the prospectus and statement of additional information for the Al Frank Fund accurately describe the investment strategies of the Al Frank Fund. The Board then reviewed the capitalization of Kovitz based on financial information provided by and representations made by Kovitz and its representatives and concluded that Kovitz was sufficiently well-capitalized, or its principals have the ability to make additional contributions in order to meet its obligations to each of the Al Frank Fund. The Board concluded that Kovitz had

Al Frank Fund
SUPPLEMENTAL INFORMATION at December 31, 2020 (Unaudited)(Continued)

sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Kovitz Advisory Agreement and that the nature, overall quality and extent of the advisory services to be provided by Kovitz to the Al Frank Fund were satisfactory.

Performance. The Board discussed the report prepared by Broadridge and reviewed the performance as compared to its peer group, Morningstar category and benchmark for the one year, three year, five year and since inception periods ended August 31, 2020 for the Al Frank Fund. The Board noted the Al Frank Fund outperformed its peer group and Morningstar category, but underperformed its benchmark for the one, three and five year periods and outperformed its peer group, Morningstar category and benchmark for the since inception period. The Board further noted the Al Frank Fund was the only fund in its peer group and Morningstar category to outperform the S&P 500 Index since 1998. After further discussion, the Board concluded that the performance of the Al Frank Fund was acceptable.

Fees and Expenses. As to the costs of the services provided by Kovitz, the Board reviewed and discussed the advisory fee and total operating expenses as compared to its peer group and its Morningstar category as presented in the Broadridge Reports. The Board noted that the 1.00% advisory fee was at or near the high end of its Morningstar category and peer group although it was not the highest in the Morningstar category. The Board noted that the Al Frank Fund’s higher net expense ratio may be explained by relatively lower asset levels than some of its peers and less ability to benefit from economies of scale.

The Board then reviewed the contractual arrangements for the Al Frank Fund, which stated that Kovitz had agreed to waive or limit its advisory fee and/or reimburse expenses at least until April 30, 2022, in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed: 1.49% and 1.24% of the Al Frank Fund’s average net assets for Investor Class and Advisor Class shares, respectively, and found such arrangements to be beneficial to shareholders. The Board concluded that based on Kovitz’s experience, expertise and services provided to the Al Frank Fund, the advisory fee charged by Kovitz although at the high end of the Al Frank Fund’s peer group, was not unreasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to Kovitz with respect to the Al Frank Fund based on profitability reports and profitability analyses provided by Kovitz. The Board also reviewed the selected financial information of Kovitz provided by Kovitz. After review and discussion, the Board concluded that the anticipated profit from Kovitz’s relationship with the Al Frank Fund was not excessive.

Economies of Scale. As to the extent to which the Al Frank Fund would realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of the Al Frank Fund, Kovitz’s expectations for growth of the Al Frank Fund, and concluded that any material economies of scale would not be achieved in the near term.

Conclusion. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the Kovitz Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from Kovitz as the Trustees believed to be reasonably necessary to evaluate the terms of the Kovitz Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees voting separately, determined that (a) the terms of the Kovitz Advisory Agreement are not unreasonable; (b) the investment advisory fee payable pursuant to the Kovitz Advisory Agreement is not unreasonable; and (c) the Kovitz Advisory Agreement is in the best interests of the Al Frank Fund and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Kovitz Advisory Agreement.

Al Frank Fund
LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)
December 31, 2020

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal period ended December 31, 2020, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

Al Frank Fund
SUPPLEMENTAL INFORMATION at December 31, 2020 (Unaudited)

The Trustees and the officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee ***	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany 1946	Trustee Since October 2011	President, TTS Consultants, LLC (financial services) (since 2010).	1	Director, Aquila Distributors; Trustee, Arrow ETF Trust; Trustee, Arrow Investments Trust; Trustee, Northern Lights Fund Trust IV
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm) (since 2007).	1	Director, Member of the Compensation Committee and Member of the Risk Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Chairman of the Fair Valuation Committee and Member of the Audit Committee of the Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Retired since 2008.	1	NONE
Randal D. Skalla 1962	Trustee Since May 2011	President, L5 Enterprises, Inc. (financial services company) (since 2001).	1	Board Member, Orizon Investment Counsel (financial services company) (from 2001 to 2017)

Al Frank Fund
SUPPLEMENTAL INFORMATION at December 31, 2020 (Unaudited)(Continued)

Interested Trustees and Officers

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee ***	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** 1972	Trustee Since May 2011	Trustee of Northern Lights Fund Trust II (since 2011); Special Projects Counsel of NorthStar Financial Services Group, LLC (from 2018 to 2019); Secretary of CLS Investments, LLC (from 2001 to 2018); Secretary of Orion Advisor Services, LLC (from 2001 to 2018); Manager (from 2012 to 2015), General Counsel and Secretary (from 2003 to 2018) of NorthStar Financial Services Group, LLC; CEO (from 2012 to 2018), Secretary (from 2003 to 2018) and Manager (from 2005 to 2018) of Northern Lights Distributors, LLC; Director, Secretary and General Counsel of Constellation Trust Company (from 2004 to 2018); CEO (from 2015 to 2018), Manager (from 2008 to 2015), General Counsel and Secretary (from 2011 to 2018) of Northern Lights Compliance Services, LLC; General Counsel and Secretary of Blu Giant, LLC (from 2011 to 2018); Secretary of Gemini Fund Services, LLC (from 2012 to 2018); Manager of Arbor Point Advisors, LLC (from 2012 to 2018); Secretary and General Counsel of NorthStar Holdings, LLC (from 2013 to 2015); Director, Secretary and General Counsel of NorthStar CTC Holdings, Inc. (from 2015 to 2018) and Secretary and Chief Legal Officer of AdvisorOne Funds (from 2003 to 2018).	1	Manager of Northern Lights Distributors, LLC (from 2005 to 2018); Manager of NorthStar Financial Services Group, LLC (from 2012 to 2015); Manager of Arbor Point Advisors, LLC (from 2012 to 2018); Director of Constellation Trust Company (from 2004 to 2018)
Kevin E. Wolf 1969	President Since January 2013	Vice President of The Ultimus Group, LLC and Executive Vice President, Head of Fund Administration and Product, Gemini Fund Services, LLC (since 2019), President, Gemini Fund Services, LLC (2012 - 2019).	N/A	N/A
Richard Malinowski 1983	Secretary Since January 2018	Senior Vice President and Senior Managing Counsel, Gemini Fund Services, LLC, (since February 2020); Senior Vice President Legal Administration, Gemini Fund Services, LLC (since April 2017); Vice President and Counsel (April 2016 to 2017) and AVP and Staff Attorney (September 2012 to March 2016).	N/A	N/A
Erik Naviloff 1968	Treasurer Since January 2013	Vice President of Gemini Fund Services, LLC (since 2011).	N/A	N/A
Emile R. Molineaux 1962	Chief Compliance Officer and Anti Money Laundering Officer Since May 2011	Senior Compliance Officer and CCO of Various clients of Northern Lights Compliance Services, LLC (since 2011).	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his prior affiliation with Northern Lights Distributors, LLC (the Fund’s Distributor).

***	As of December 31, 2020, the Trust was comprised of 19 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund, and not to any other series of the Trust. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-873-3837.

Privacy Policy

Rev. May 2019

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-631-490-4300

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust II has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

Advisor

Kovitz Investment Group Partners, LLC

71 S Wacker Dr., Suite 1860

Chicago, IL 60606

alfrankfunds.com

Distributor

Northern Lights Distributors, LLC

4221 North 203rd Street, Suite 100

Elkhorn, NE 68022

Transfer Agent

Gemini Fund Services, LLC

4221 North 203rd Street, Suite 100

Elkhorn, NE 68022

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-888-263-6443 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. Statements and other information herein are dated and are subject to change.

If you have any questions or need help with your account, call our customer service team at:

888.263.6443

The Al Frank Fund’s web site contains resources for both current and potential shareholders, including:

●	Performance through the most recent quarter and month-end

●	Applications, including new account forms, IRA and IRA transfer forms

●	Electronic copies of the Prospectus, Annual Report and Semi-Annual Report

All of this information and more is available at:

alfrankfunds.com

Must be preceded or accompanied by a prospectus. Please refer to the prospectus for important information about the investment company, including investment objectives, risks, charges and expenses.

Small company investing involves greater volatility, limited liquidity and other risks.

Al Frank-AR-20

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2020 - $13,000

2019 - $13,000

2018 - $13,000

(b)	Audit-Related Fees

2020 - None

2019 - None

2018 - None

(c)	Tax Fees

2020 - $2,200

2019 - $2,200

2018 - $2,200

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2020 - None

2019 - None

2018 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2020	2019	2018
Audit-Related Fees:	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2020 - $2,200

2019 - $2,200

2018 - $2,200

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/9/21

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/9/21

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Principal Financial Officer/Treasurer

Date 3/9/21